MAXIM SERIES FUND, INC.


              Maxim U.S. Government Mortgage Securities Portfolio

                                  Annual Report

                                December 31, 2002









This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

               Maxim U.S. Government Mortgage Securities Portfolio

Interest rates dropped sharply through 2002 as the strength of the economic recovery faltered, equity markets remained weak, headline news of corporate malfeasance abounded, and potential for war with Iraq became more likely. The Federal Funds rate is currently at 1.25%, the lowest level since April 1958 when the rate was at 1.00% and inflation was as moderate as it is currently (2.4%). As a result of the corporate headline risk, credit sector returns generally lagged U.S. Government performance in 2002. Mortgage backed securities (MBS) performance was very strong through the first half of 2002, however as interest rates continued to drop, refinancing rates increased significantly and resulted in lagging performance versus U.S. Governments on a year to date basis as higher than expected cash flows were reinvested in a lower yielding environment.

The Portfolio outperformed the Benchmark Index in 2002 as a result of an overweight to MBS in the first half of the year. Reducing the allocation to MBS in the second half of 2002 in favor of U.S. Treasury and Agency securities in addition to maintaining a slightly longer duration versus the Benchmark in the Government sector, led to strong relative performance for the year.

Though economic data are mixed currently, we maintain our view for a nascent recovery in the second half of 2003. As a result, we expect interest rates to trade within a narrow band through the first half of the year, with short to intermediate term yields (1 month - 10 years) rising as the economic recovery gathers momentum through the second half of the year. Until the economic data are more consistent however, we are maintaining a neutral Portfolio mix and duration relative to the Benchmark. If the recovery unfolds as we expect, we will increase the Portfolio allocation to MBS.

                              Line Graph Comparison

             Maxim U.S.
             Government             Lehman

              Mortgage            Aggregate
        Securities Portfolio      Bond Index

             10,000.00            10,000.00
 1993        10,966.00            10,974.90
 1994        10,709.40            10,654.87
 1995        12,374.71            12,623.25
 1996        12,905.58            13,081.60
 1997        14,020.62            14,344.50
 1998        15,018.89            15,590.46
 1999        15,095.49            15,462.62
 2000        16,712.22            17,260.93
 2001        17,903.80            18,717.75
 2002        19,663.74            20,638.19


$19,663.74  Maxim U.S. Government Mortgage Securities Portfolio

$20,638.19  Lehman Aggregate Bond Index

As of 12/31/02

Maxim U.S. Government Mortgage Securities Portfolio
Total Return -

One Year: 9.83%
Five Years: 7.00%
Ten Years: 7.00%

Portfolio Inception: 12/1/92

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim U.S. Government Mortgage Securities Portfolio, made at its inception, with the performance of the Lehman Aggregate Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Mortgage Securities Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                                       U.S.
                                                                                    GOVERNMENT
                                                                                     MORTGAGE
                                                                                    SECURITIES
                                                                                    PORTFOLIO
                                                                                 -----------------
                                                                                 -----------------
ASSETS:
     Investments in securities, market value  (1)                              $      356,354,520
     Cash                                                                                  11,833
     Collateral for securities loaned                                                 104,375,049
     Dividends and interest receivable                                                  2,266,005
     Receivable for investments sold                                                       56,312
                                                                                 -----------------
                                                                                 -----------------

     Total assets                                                                     463,063,719
                                                                                 -----------------
                                                                                 -----------------

LIABILITIES:

     Due to investment adviser                                                            178,772
     Payable for investments purchased                                                 11,382,917
     Payable upon return of securities loaned                                         104,375,049
                                                                                 -----------------
                                                                                 -----------------

     Total liabilities                                                                115,936,738
                                                                                 -----------------
                                                                                 -----------------

NET ASSETS                                                                     $      347,126,981
                                                                                 =================
                                                                                 =================

NET ASSETS REPRESENTED BY:  (See Note 7)
     Capital stock, $.10 par value                                             $        2,808,545
     Additional paid-in capital                                                       330,850,470
     Net unrealized appreciation on investments                                        12,781,758
     Undistributed net investment income                                                  237,797
     Accumulated net realized gain on investments                                         448,411
                                                                                 -----------------
                                                                                 -----------------

NET ASSETS                                                                     $      347,126,981
                                                                                 =================
                                                                                 =================

NET ASSET VALUE PER OUTSTANDING SHARE                                          $            12.36
                                                                                 =================
                                                                                 =================
(Offering and Redemption Price)  (See Note 7)

SHARES OF CAPITAL STOCK:  (See Note 7)
     Authorized                                                                       300,000,000
     Outstanding                                                                       28,085,453

(1)  Cost of investments in securities:                                        $      343,572,762

See notes to financial statements.


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                           U.S.
                                                                                        GOVERNMENT
                                                                                         MORTGAGE
                                                                                        SECURITIES
                                                                                        PORTFOLIO
                                                                                     -----------------
                                                                                     -----------------

INVESTMENT INCOME:
    Interest                                                                       $       15,184,548
    Income from securities lending                                                             82,412
                                                                                     -----------------
                                                                                     -----------------

    Total income                                                                           15,266,960
                                                                                     -----------------
                                                                                     -----------------

EXPENSES:

    Management fees                                                                         1,644,435
                                                                                     -----------------
                                                                                     -----------------

NET INVESTMENT INCOME                                                                      13,622,525
                                                                                     -----------------
                                                                                     -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                        2,556,600
    Change in net unrealized appreciation on investments                                    9,079,005
                                                                                     -----------------
                                                                                     -----------------

    Net realized and unrealized gain on investments                                        11,635,605
                                                                                     -----------------
                                                                                     -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $       25,258,130
                                                                                     =================
                                                                                     =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                                U.S.
                                                                             GOVERNMENT
                                                                              MORTGAGE
                                                                             SECURITIES
                                                                              PORTFOLIO
                                                                    --------------------------------
                                                                    --------------------------------
                                                                        2002              2001
                                                                    -------------     --------------
                                                                    -------------     --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                         $   13,622,525    $    11,722,644
    Net realized gain on investments                                   2,556,600          1,107,583
    Change in net unrealized appreciation on investments               9,079,005          1,132,834
                                                                    -------------     --------------
                                                                    -------------     --------------

    Net increase in net assets resulting from operations              25,258,130         13,963,061
                                                                    -------------     --------------
                                                                    -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       (13,523,886)       (11,500,491)
    From net realized gains                                           (1,161,173)
                                                                    -------------     --------------
                                                                    -------------     --------------

    Total distributions                                              (14,685,059)       (11,500,491)


SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                213,171,030        156,905,131
    Reinvestment of distributions                                     14,685,059         11,500,491
    Redemptions of shares                                           (110,898,461)      (133,674,837)
                                                                    -------------     --------------
                                                                    -------------     --------------

    Net increase in net assets resulting from share transactions     116,957,628         34,730,785
                                                                    -------------     --------------
                                                                    -------------     --------------

    Total increase in net assets                                     127,530,699         37,193,355

NET ASSETS:
    Beginning of period                                              219,596,282        182,402,927
                                                                    -------------     --------------
                                                                    -------------     --------------

    End of period  (1)                                            $  347,126,981    $   219,596,282
                                                                    =============     ==============
                                                                    =============     ==============

OTHER INFORMATION:

SHARES:  (2)

    Sold                                                              17,462,249         13,176,175
    Issued in reinvestment of distributions                            1,211,123            971,850
    Redeemed                                                          (9,113,569)       (11,230,917)
                                                                    -------------     --------------
                                                                    -------------     --------------

    Net increase                                                       9,559,803          2,917,108
                                                                    =============     ==============
                                                                    =============     ==============

(1) Including undistributed net investment income                 $      237,797    $

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:
                                                          Year Ended December 31,
                                        -------------------------------------------------------------
                                        -------------------------------------------------------------
                                          2002 ~      2001 ~       2000 ~       1999 ~      1998 ~
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------
Net Asset Value, Beginning of Period  $      11.85 $     11.69  $     11.25 $      11.86 $     11.74

Income from Investment Operations
Net investment income                         0.20        0.63         0.74         0.68        0.70
Net realized and unrealized gain (loss)       0.54        0.18         0.43        (0.62)       0.12
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Income From Investment Operations       0.74        0.81         1.17         0.06        0.82
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Less Distributions

From net investment income                   (0.19)      (0.65)       (0.73)       (0.67)      (0.70)
From net realized gains                      (0.04)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Distributions                          (0.23)      (0.65)       (0.73)       (0.67)      (0.70)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Net Asset Value, End of Period        $      12.36 $     11.85  $     11.69 $      11.25 $     11.86
                                        ===========  ==========   ==========  ===========  ==========
                                        ===========  ==========   ==========  ===========  ==========


Total Return                                 9.83%       7.13%       10.71%        0.51%       7.12%

Net Assets, End of Period ($000)      $    347,127 $   219,596  $   182,403 $    183,178 $   192,302

Ratio of Expenses to Average Net Assets      0.60%       0.60%        0.60%        0.60%       0.60%

Ratio of Net Investment Income to

    Average Net Assets                       4.98%       5.66%        6.39%        5.86%       5.98%

Portfolio Turnover Rate                     82.56%      49.85%       26.97%       46.74%     108.19%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------
1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the U.S. Government Mortgage Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek maximum total return consistent with preservation of capital. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the cost of purchases of non-U.S. Government investment securities was $1,014,335. For the same period, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $339,169,481 and $224,477,765, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $343,456,280. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $12,910,043 and gross depreciation of securities in which there was an excess of tax cost over value of $11,803, resulting in net appreciation of $12,898,240.

5. SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with its custodian, The Bank of New York, effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2002, the Portfolio had securities on loan valued at $102,190,858 and received collateral of $104,375,049 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:
        Ordinary income                                          $13,523,886      11,500,491
        Long-term capital gain                                     1,161,173               0
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                 $14,685,059      11,500,491
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized appreciation on investments                                  $12,898,240
      Undistributed net investment income                                             237,797
      Accumulated net realized gain on investments                                    448,411
                                                                                  ------------
                                                                                  ------------
                                                                                  $13,584,448
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales, and differing treatments regarding recognition of market discount and original issue discount. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

7. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

The Maxim Series Fund

U.S. Government Mortgage Securities Portfolio

BONDS

AGENCY --- 68.76%

    696,705 Fannie Mae                                                   742,328
            7.500% September 1, 2031
  1,810,586 Fannie Mae                                                 1,879,836
            5.500% April 1, 2016
  1,260,294 Fannie Mae                                                 1,339,457
            7.000% September 1, 2028
     39,295 Fannie Mae                                                    41,898
            7.000% April 1, 2011
    151,084 Fannie Mae                                                   155,404
            4.460% March 1, 2027
  2,495,873 Fannie Mae                                                 2,622,542
            6.000% May 1, 2013
  1,600,442 Fannie Mae                                                 1,661,061
            6.000% September 1, 2028
  1,392,986 Fannie Mae                                                 1,480,483
            7.000% January 1, 2032
  1,875,407 Fannie Mae                                                 1,969,471
            6.500% April 1, 2032
  2,158,114 Fannie Mae                                                 2,293,670
            7.000% November 1, 2031
  7,021,274 Fannie Mae                                                 7,444,745
            6.500% February 1, 2017
  2,485,591 Fannie Mae                                                 2,641,718
            7.000% February 1, 2031
    324,138 Fannie Mae                                                   364,006
            9.500% September 1, 2020
  4,410,599 Fannie Mae                                                 4,631,818
            6.000% March 1, 2017
  2,620,305 Fannie Mae                                                 2,784,893
            7.000% December 1, 2031
  2,063,362 Fannie Mae                                                 2,149,862
            6.500% May 1, 2029
    199,170 Fannie Mae                                                   214,714
            8.000% June 1, 2030
    604,191 Fannie Mae                                                   641,974
            7.500% October 1, 2029
  2,963,960 Fannie Mae                                                 3,141,966
            7.000% May 1, 2029
  1,263,404 Fannie Mae                                                 1,355,790
            7.500% October 1, 2031
 11,651,537 Fannie Mae                                                12,235,935
            6.500% December 1, 2031
  2,828,943 Fannie Mae                                                 2,970,832
            6.500% February 1, 2032
  1,481,075 Fannie Mae                                                 1,574,105
            7.000% March 1, 2032
  5,464,692 Fannie Mae                                                 5,738,781
            6.500% March 1, 2032
  1,468,314 Fannie Mae                                                 1,554,528
            6.500% July 1, 2014
    229,202 Fannie Mae                                                   252,979
            8.500% August 1, 2021
    129,928 Fannie Mae                                                   142,490
            8.000% April 1, 2021
  4,540,673 Fannie Mae                                                 4,741,991
            6.500% November 1, 2028
    913,790 Fannie Mae                                                   962,632
            7.000% August 1, 2031
  1,725,638 Fannie Mae                                                 1,834,029
            7.000% September 1, 2031
  2,242,333 Fannie Mae                                                 2,338,485
            6.500% August 1, 2028
  1,390,770 Fannie Mae                                                 1,478,127
            7.000% April 1, 2032
    142,347 Fannie Mae                                                   152,604
            7.500% September 1, 2023
     32,470 Fannie Mae                                                    35,921
            9.500% March 1, 2020
    307,119 Fannie Mae                                                   333,755
            8.500% August 1, 2024
  1,710,588 Fannie Mae                                                 1,797,402
            6.000% June 1, 2013
    602,499 Fannie Mae                                                   632,616
            6.500% December 1, 2023
    369,996 Fannie Mae                                                   388,492
            6.500% January 1, 2024
    201,192 Fannie Mae                                                   214,571
            7.500% November 1, 2024
    149,265 Fannie Mae                                                   162,015
            8.000% December 1, 2024
    360,905 Fannie Mae                                                   394,824
            8.500% April 1, 2025
     53,627 Fannie Mae                                                    59,571
            9.000% September 1, 2019
  1,495,578 Fannie Mae                                                 1,574,717
            6.500% February 1, 2019
  6,408,689 Fannie Mae                                                 6,730,125
            6.500% January 1, 2032
    870,124 Fannie Mae                                                   947,226
            8.500% November 1, 2026
    920,343 Fannie Mae                                                   985,687
            7.000% April 1, 2017
  1,299,792 Fannie Mae                                                 1,349,520
            5.500% February 1, 2017
 13,295,526 Fannie Mae                                                13,799,121
            6.000% May 1, 2029
  1,496,062 Fannie Mae                                                 1,560,213
            6.500% June 1, 2028
  1,125,707 Fannie Mae                                                 1,168,345
            6.000% April 1, 2028
    223,178 Fannie Mae                                                   242,983
            8.000% September 1, 2026
     86,393 Fannie Mae                                                    92,601
            7.500% June 1, 2016
 10,000,000 Fannie Mae ~ **                                           10,940,670
            5.250% January 15, 2009
  2,000,000 Federal Home Loan Bank **                                  2,032,428
            4.500% November 15, 2012
  2,686,578 Freddie Mac                                                2,789,774
            6.000% August 1, 2029
    641,498 Freddie Mac                                                  682,424
            7.500% April 1, 2030
    918,205 Freddie Mac                                                  963,111
            6.000% April 1, 2017
    765,476 Freddie Mac                                                  801,376
            6.500% January 1, 2030
    521,234 Freddie Mac                                                  567,399
            8.000% November 1, 2023
     37,527 Freddie Mac                                                   41,699
            9.500% November 1, 2020
    321,511 Freddie Mac                                                  337,588
            6.500% July 1, 2026
  4,997,126 Freddie Mac                                                5,207,564
            6.500% March 1, 2032
  7,188,086 Freddie Mac                                                7,464,059
            5.500% August 1, 2017
    274,263 Freddie Mac                                                  305,053
            9.500% June 1, 2020
     82,148 Freddie Mac                                                   91,369
            9.500% September 1, 2020
  1,702,055 Freddie Mac                                                1,791,603
            7.000% May 1, 2028
    471,536 Freddie Mac                                                  496,992
            6.500% December 1, 2007
  1,457,016 Freddie Mac                                                1,513,051
            5.500% March 1, 2016
  3,817,734 Freddie Mac                                                3,978,539
            6.500% February 1, 2032
  7,000,000 Freddie Mac                                                7,187,187
            5.000% December 1, 2017
    550,721 Freddie Mac                                                  585,141
            7.000% May 1, 2032
  1,520,971 Freddie Mac                                                1,575,960
            6.500% August 1, 2008
  1,767,020 Freddie Mac                                                1,857,239
            7.000% January 1, 2032
  2,744,861 Freddie Mac                                                2,850,245
            5.500% May 1, 2017
  4,101,102 Freddie Mac                                                4,258,556
            5.500% July 1, 2017
  3,122,385 Freddie Mac                                                3,257,107
            6.500% January 1, 2018
    107,962 Freddie Mac                                                  112,227
            8.500% February 1, 2008
    142,095 Freddie Mac                                                  152,059
            10.000% January 1, 2006
  2,000,000 Freddie Mac                                                2,053,482
            5.000% November 15, 2017
    177,263 Freddie Mac                                                  197,166
            9.000% December 1, 2014
    909,184 Freddie Mac                                                  955,604
            7.000% January 1, 2032
  3,814,247 Freddie Mac                                                3,974,905
            6.500% January 1, 2032
  1,884,545 Freddie Mac                                                1,963,924
            6.500% June 1, 2031
    849,081 Freddie Mac                                                  902,148
            7.000% June 1, 2031
    245,615 Freddie Mac                                                  286,721
            11.000% August 1, 2020
  3,816,994 Freddie Mac                                                3,959,547
            6.000% March 1, 2029
    235,983 Freddie Mac                                                  275,001
            11.000% June 1, 2020
  1,754,363 Freddie Mac                                                1,884,569
            7.500% March 1, 2032
    496,880 Freddie Mac                                                  528,711
            7.000% November 1, 2014
    936,436 Freddie Mac                                                  972,450
            5.500% March 1, 2017
    182,926 Freddie Mac                                                  191,382
            10.500% October 1, 2005
    431,454 Freddie Mac                                                  478,061
            9.500% April 1, 2025
    990,307 Freddie Mac                                                1,053,554
            7.000% March 1, 2015
  1,470,602 Freddie Mac                                                1,545,741
            6.500% October 1, 2031
    161,512 Freddie Mac                                                  175,371
            8.000% August 1, 2024
    114,891 Freddie Mac                                                  123,848
            7.500% October 1, 2015
    498,162 Freddie Mac                                                  523,323
            6.000% February 1, 2009
    145,860 Freddie Mac                                                  158,606
            8.500% February 1, 2013
  9,600,000 Freddie Mac ~ **                                          10,372,714
            4.875% March 15, 2007
  1,400,000 Freddie Mac ~ **                                           1,572,091
            5.750% March 15, 2009
  2,000,000 Freddie Mac ~ **                                           2,181,186
            5.125% October 15, 2008
  5,000,000 Freddie Mac ~ **                                           5,612,340
            5.750% April 15, 2008
 11,000,000 Freddie Mac ~ **                                          11,229,141
            3.500% September 15, 2007
     18,231 Ginnie Mae                                                    19,590
            7.500% October 15, 2021
    193,268 Ginnie Mae                                                   207,278
            7.500% March 15, 2025
  2,095,035 Ginnie Mae                                                 2,190,421
            6.000% May 15, 2028
  1,236,793 Ginnie Mae                                                 1,319,662
            7.000% January 15, 2024
    204,070 Ginnie Mae                                                   219,366
            7.500% August 15, 2023
  1,388,501 Ginnie Mae                                                 1,492,570
            7.500% April 15, 2023
    134,626 Ginnie Mae                                                   147,900
            8.500% July 15, 2024
    217,133 Ginnie Mae                                                   233,049
            7.500% May 15, 2024
    180,764 Ginnie Mae                                                   194,013
            7.500% June 15, 2024
     31,231 Ginnie Mae                                                    33,520
            7.500% February 15, 2024
  3,987,936 Ginnie Mae                                                 4,188,506
            6.500% February 15, 2032
    767,697 Ginnie Mae                                                   829,205
            7.500% October 15, 2013
    149,680 Ginnie Mae                                                   160,898
            7.500% May 15, 2023
      7,906 Ginnie Mae                                                     8,499
            7.500% June 15, 2023
     16,222 Ginnie Mae                                                    17,438
            7.500% July 15, 2023
    408,160 Ginnie Mae                                                   438,077
            7.500% January 15, 2024
    358,174 Ginnie Mae                                                   391,082
            8.000% June 15, 2025
    350,590 Ginnie Mae                                                   384,853
            8.000% May 15, 2017
    995,418 Ginnie Mae                                                 1,069,910
            7.500% December 15, 2024
     68,838 Ginnie Mae                                                    71,972
            6.000% July 15, 2028
    855,095 Ginnie Mae                                                   904,539
            6.500% May 15, 2024
  1,321,109 Ginnie Mae                                                 1,445,688
            8.000% March 15, 2025
     62,783 Ginnie Mae                                                    67,488
            7.500% February 15, 2023
     70,239 Ginnie Mae                                                    75,502
            7.500% May 15, 2023
  1,324,046 Ginnie Mae                                                 1,410,250
            7.000% November 15, 2026
  2,554,954 Ginnie Mae                                                 2,708,501
            7.000% September 15, 2031
     59,951 Ginnie Mae II                                                 65,293
            8.500% June 20, 2026
     27,251 Ginnie Mae II                                                 29,679
            8.500% January 20, 2026
     31,146 Ginnie Mae II                                                 33,921
            8.500% May 20, 2026
    117,118 Ginnie Mae II                                                127,553
            8.500% December 20, 2026
  1,300,682 Ginnie Mae II                                              1,354,813
            6.000% June 20, 2028
     32,945 Ginnie Mae II                                                 35,880
            8.500% July 20, 2026
     32,698 Ginnie Mae II                                                 35,503
            8.000% August 20, 2025
     76,758 Ginnie Mae II                                                 83,485
            8.000% November 20, 2023
     14,409 Ginnie Mae II                                                 15,737
            8.500% December 20, 2025
                                                                    $245,028,506

AGENCY MORTGAGE BACKED --- 7.51%
  1,423,073 Fannie Mae                                                 1,496,412
            Series 1993-15 Class H
            7.000% December 25, 2007

  2,000,000 Freddie Mac                                                2,124,189
            Series 28 Class PE
            6.800% September 25, 2022

  2,000,000 Freddie Mac                                                2,114,347
            Series 2102 Class VB
            6.000% August 15, 2013

  4,900,000 US Department of Veterans Affairs                          5,238,482
            Series 2001-2 Class G
            6.750% November 15, 2024

    954,069 US Department of Veterans Affairs                            988,976
            Series 2002-1 Class 1A
            6.000% October 15, 2031

  3,000,000 US Department of Veterans Affairs                          3,114,000
            Series 1998-1 Class 2D
            7.000% July 15, 2025

  6,979,000 US Department of Veterans Affairs                          7,537,320
            Series 1997-2 Class K
            7.500% February 15, 2010

  1,555,735 US Department of Veterans Affairs                          1,612,522
            Series 1997-3 Class 2D
            7.500% January 15, 2025

  2,487,441 US Department of Veterans Affairs                          2,547,029
            Series 1998-3 Class B
            6.500% May 15, 2020

                                                                     $26,773,277

FOREIGN GOVERNMENTS --- 0.29%
  1,000,000 Republic of Italy                                          1,021,223
            Global Notes
            3.625% September 14, 2007

                                                                      $1,021,223

U.S. GOVERNMENTS --- 19.96%

  1,000,000 United States of America ~                                 1,073,828
            4.375% May 15, 2007
  1,000,000 United States of America ~                                 1,134,570
            5.500% May 15, 2009
  2,000,000 United States of America ~                                 2,390,624
            6.500% February 15, 2010
 13,000,000 United States of America ~                                13,183,833
            4.000% November 15, 2012
  7,000,000 United States of America ~                                 7,640,934
            4.750% November 15, 2008
  1,000,000 United States of America ~                                 1,134,531
            5.625% May 15, 2008
  4,000,000 United States of America ~                                 4,513,124
            5.500% February 15, 2008
 14,700,000 United States of America ~                                14,876,856
            3.000% November 15, 2007
  1,000,000 United States of America ~                                 1,044,492
            5.250% November 15, 2028
  2,000,000 United States of America ~                                 2,171,796
            4.875% February 15, 2012
  3,000,000 United States of America ~                                 3,235,548
            4.625% May 15, 2006
 15,800,000 United States of America ~                                16,441,875
            3.500% November 15, 2006
  2,200,000 United States of America ~                                 2,298,914
            5.250% February 15, 2029
                                                                     $71,140,925

TOTAL BONDS --- 96.52%                                              $343,963,931
(Cost $331,182,173)

SHORT-TERM INVESTMENTS

  2,000,000 Fannie Mae                                                 1,998,472
               1.270%, January 23, 2003
  8,300,000 Freddie Mac                                                8,296,161
               1.300%, January 14, 2003
  2,096,000 Freddie Mac                                                2,095,956
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 3.48%                               $12,390,589
(Cost $12,390,589)

TOTAL U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100%        $356,354,520
(Cost $343,572,762)


Legend

~  A portion or all of the security is on loan at December 31, 2002.
** Security is an agency note with maturity date and interest rate indicated. See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim U.S. Government Mortgage Securities Portfolio were:

            For:       235,453,096.023
            Against:   251,526.336
            Abstain*:  190,839.641


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim U.S. Government Mortgage Securities Portfolio were:

PROPOSALS #3, 4, 5c, 5d, 5e, 5f, 5g, 5h, 6d, 6e

            For:       182,561,092.29
            Against:   770,551.63
            Abstain*:  25,741.85

PROPOSALS #5a, 5b
            For:       182,551,436.81
            Against:   770,551.63
            Abstain*:  9,655.48


PROPOSALS #6a, 6b, 6c, 6f
            For:       182,559,974.67
            Against:   771,669.25
            Abstain*:  25,741.85

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.